THIRD AMENDMENT TO REVOLVING LOAN AND SECURITY AGREEMENT
Baltek

     THIS REVOLVING LOAN AND SECURITY AGREEMENT is dated as of September 28, 2001, and is by and among BALTEK CORPORATION, a Delaware corporation having its principal executive offices at 10 Fairway Court, Northvale, New Jersey 07647 ("Baltek") and CRUSTACEA CORPORATION,a Delaware corporation having its principal executive offices at 106 Stonehurst Court, Northvale, New Jersey 07647 ("Crustacea") (each a "Borrower" and collectively the "Borrowers") and FLEET NATIONAL BANK, successor by merger to SUMMIT BANK, a banking institution of the State of New Jersey having an office located at 250 Moore Street, Hackensack, New Jersey 07602 (the "Bank").

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS, the Borrowers and the Bank entered into a Revolving Loan and Security Agreement dated as of December 21, 1999, as amended by virtue of a certain First Amendment to Revolving Loan and Security Agreement dated as of September 30, 2000, and as further amended by virtue of a certain Second Amendment to Revolving Loan and Security Agreement dated as of December 31, 2000 (the "Loan Agreement") which Loan Agreement relates to a certain Revolving Credit Note of even date with the Loan Agreement, which note was amended by virtue of a certain Substitute Revolving Credit Note dated as of September 30, 2000 and a Second Substitute Revolving Credit Note dated as of December 31, 2000 (the "Note"); and

     WHEREAS pursuant to that certain Second Amendment to Loan and Security Agreement executed by the Borrowers dated as of December 31, 2000, the Borrowers were granted a certain Equipment Line of Credit in the amount of $1,000,000 Dollars (the "Line of Credit"), evidenced by an Equipment Line of Credit Note of even date therewith; and

     WHEREAS the Line of Credit provides, among other things, that monies borrowed pursuant thereto would be repayable by the Borrowers in the form of interest only until the Maturity Date thereof (December 31, 2001), at which time the amounts borrowed pursuant to the terms thereof would be converted to a term note payable in sixty (60) equal consecutive monthly payments; and

     WHEREAS, the Borrowers wish to borrow, under the Line of Credit, Three Hundred and Seventy Thousand ($370,000.00) Dollars to purchase certain machinery and equipment; and

     WHEREAS the Borrowers wish to repay such monies over a term of five years, in sixty (60) equal consecutive monthly payments commencing immediately; and

     WHEREAS the Bank is willing to grant the Borrowers such terms as set forth in the Line of Credit, as modified hereby;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

     1. All of the terms and conditions of the Loan Agreement, as modified, and Line of Creditt are hereby specifically incorporated into, and made part hereof. In the event of an inconsistency between the terms of the Loan Agreement and this agreement, the terms of this agreement will control.

     2. Definitions. Except as otherwise defined herein, terms defined in the Loan Agreement shall have the same meaning when used herein.

     3. The definition of "Maturity Date" as set forth in the Line of Credit
Note is changed to mean September 28, 2001, and interest and principal payments shall be due and payable commencing October 31, 2001, and shall be payable on the last day of each month thereafter until September 28, 2006, when the total unpaid principal and accrued interest shall be due and payable.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                                 FLEET NATIONAL BANK, successor
                                          by merger to Summit Bank


By:/s/ Mae Wong                         By:/s/Richard Mady
------------------------------           ------------------------------------
                                             Name:Richard Mady
                                             Title:Senior VicePresident




ATTEST:                                 BALTEK CORPORATION



By:/s/Ronald Tassello                   By:/s/Jacques Kohn
------------------------------           ------------------------------------
                                           Name: Jacques Kohn
                                           Title:President


ATTEST:                                 CRUSTACEA CORPORATION



By:/s/Ronald Tassello                   By:/s/Jacques Kohn
------------------------------           ------------------------------------
                                           Name:Jacques Kohn
                                           Title: President